UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

Keypath Education International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-56641	86-2590572
(Commission File Number)	(IRS Employer Identification No.)

1501 East Woodfield Road, Suite 204N

Schaumburg, IL 60173

(Address of principal executive offices and zip code)

(224) 419 - 7988

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Keypath Education International, Inc., a Delaware corporation (the “Company”) on May 24, 2024 (the “Prior Report”), the Company entered into an Agreement and Plan of Merger, dated as of May 23, 2024 (the “Merger Agreement”), with Karpos Intermediate, LLC, a Delaware limited liability company (“Parent”), and Karpos Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, all subject to the terms and conditions set forth therein. Parent is a newly formed entity that is an affiliate of Sterling Partners, which also indirectly controls AVI Mezz Co., L.P. (the “Majority Stockholder”), which holds certificates of depository interest (“CDIs”) of the Company on behalf of Sterling Capital Partners IV, L.P. and SCP IV Parallel, L.P. The Majority Stockholder currently holds approximately 66% of the Company’s outstanding CDIs.

The Company called a special meeting of stockholders (the “Special Meeting”) to approve the Merger Agreement, which Special Meeting was held at 9:00 a.m. Australian Eastern Standard Time (“AEST”) on September 5, 2024 (6 p.m. Central Daylight Time (“CDT”) on September 4, 2024), and the voting results at which are set forth in Item 5.07 herein.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Prior Report, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 5, 2024 AEST (September 4, 2024 CDT), the Company held the Special Meeting to consider certain proposals related to the Merger Agreement, which provides for, among other things, the Merger.

As of the close of business on August 8, 2024 at 8:00 a.m. AEST (August 7, 2024 at 5:00 p.m. CDT), the record date for the Special Meeting, there were 214,694,686 shares of the common stock of the Company, par value $0.01 per share (the “Common Stock”) issued and outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 188,102,961shares of Common Stock, representing approximately 88% of the outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

Proposals to be voted upon at the Special Meeting included the following:

1.	To consider and vote on a proposal to adopt the Merger Agreement (the “Merger Proposal”); and

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The final voting results for the Merger Proposal are described below.

For	Against	Abstain
187,760,427	280,017	61,477

Of the outstanding shares entitled to vote, 187,760,427 shares representing 87.5% of the outstanding shares voted in favor of the Merger Proposal.

Of the outstanding shares entitled to vote held by stockholders not including shares held by AVI Mezz Co LP (an affiliate of Sterling Partners), Steve Fireng, Ryan O’Hare, Diana Eilert, Robert Bazzani, Melanie Laing, Susan Wolford, R. Christopher Hoehn-Saric, Avi Epstein, Eric Israel, Inna Nisenbaum, and their respective affiliates and immediate family members (such entity and individuals, collectively, the “Affiliated Stockholders”), 35,454,227 shares representing 57.4% of the eligible outstanding shares voted in favor of the Merger Proposal.

As the Merger Proposal received the required affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, the Merger Proposal was approved under applicable law. In addition, the condition to closing contained in the Merger Agreement that the Merger Proposal receive at least a majority of the outstanding shares of Common Stock entitled to vote thereon, not including shares of Common Stock held by the Affiliated Stockholders, was satisfied. Accordingly, the parties to the Merger Agreement intend to move towards completion of the Merger, subject to satisfaction and, to the extent permitted, waiver of the other closing conditions under the Merger Agreement.

Since there were sufficient votes represented at the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was moot and, therefore, not submitted for a vote at the Special Meeting.

In connection with the Merger and in accordance with the rules of the Australian Securities Exchange (the “ASX”), the Company has applied to the ASX that it be removed from the official list of the ASX with effect upon the completion of the Merger. In addition, upon completion of the Merger, the Company intends to file a Form 15 with the SEC under the Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act.

Item 8.01. Other Events.

On September 5, 2024, the Company issued an announcement providing the results of the Special Meeting. A copy of the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Announcement of the Company dated September 5, 2024 (furnished herewith).
104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keypath Education International, Inc.

Date: September 5, 2024	/s/ Stephen C. Fireng
Stephen C. Fireng
Global Chief Executive Officer

3